Exhibit 10.4

FIRST AMENDMENT
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

LAREDO PETROLEUM, INC.,
as Borrower,

WELLS FARGO BANK, N.A.,
as Administrative Agent,

THE GUARANTORS SIGNATORY HERETO,

AND

THE BANKS SIGNATORY HERETO

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of October 11, 2011, is among LAREDO PETROLEUM, INC., a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Banks that is a signatory hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Banks (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.            The Borrower, the Administrative Agent and the Banks are parties to that certain Third Amended and Restated Credit Agreement dated as of July 1, 2011 (the “Credit Agreement”), pursuant to which the Banks have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.            The Borrower desires to have the ability to issue up to $550,000,000 of Senior Notes (as defined in the Credit Agreement).

D.            The parties to the Credit Agreement have agreed to amend certain provisions of the Credit Agreement to facilitate the foregoing.

E.             NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2.               Amendment to Section 9.1 of the Credit Agreement. Section 9.1(d) of the Credit Agreement is hereby amended to delete the reference to “$350,000,000” and replace it with “$550,000,000”.

Section 3.               Conditions Precedent. The effectiveness of this First Amendment is subject to the following:

3.1           The Administrative Agent shall have received counterparts of this First Amendment from the Obligors and the Required Banks.

3.2           The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the effective date of this First Amendment.

3.3           The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

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The Administrative Agent shall notify the Borrower and the Banks of the effectiveness of this First Amendment, and such notice shall be conclusive and binding.

Section 4.               Representations and Warranties: Etc. Each Obligor hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Paper to which such Obligor is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date), (b) no Defaults exist under the Loan Papers or will, after giving effect to this First Amendment, exist under the Loan Papers and (c) no Material Adverse Change has occurred.

Section 5.               Miscellaneous.

5.1           Confirmation and Effect. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2           Ratification and Affirmation of Obligors. Each of the Obligors hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Facility Guaranty and the other Loan Papers to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Facility Guaranty and the other Loan Papers to which it is a party and (iv) agrees that its guarantee under the Facility Guaranty and the other Loan Papers to which it is a party remains in full force and effect with respect to the Obligations as amended hereby.

5.3           Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4           No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5           Governing Law. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6           Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions

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contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7           Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8           Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:	LAREDO PETROLEUM, INC.

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

GUARANTORS:	LAREDO PETROLEUM, LLC

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

LAREDO PETROLEUM TEXAS, LLC

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

LAREDO GAS SERVICES, LLC

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

LAREDO PETROLEUM - DALLAS, INC.,
f/k/a Broad Oak Energy, Inc.

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Bank

By:	/s/ Tom K. Martin
Tom K. Martin
Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Bank

By:	/s/	Christopher Renyi
Name:		Christopher Renyi
Title:		Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Bank

By:	/s/	Mark E. Olson
Name:		Mark E. Olson
Title:		Authorized Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SOCIETE GENERALE, as a Bank

By:	/s/	Scott Mackey
Name:		Scott Mackey
Title:		Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

UNION BANK, N.A., as a Bank

By:	/s/	Josh Patterson
Name:		Josh Patterson
Title:		Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS FINANCING, INC., as a Bank

By:	/s/	Joe Bliss
Name:		Joe Bliss
Title:		Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BNP PARIBAS, as a Bank

By:	/s/	Polly Schott
Name:		Polly Schott
Title:		Director

By:	/s/	Matt Turner
Name:		Matt Turner
Title:		Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF SCOTLAND plc, as a Bank

By:	/s/	Julia R. Franklin
Name:		Julia R. Franklin
Title:		Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Bank

By:	/s/	Paula J. Czach
Name:		Paula J. Czach
Title:		Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE, N.A., as a Bank

By:	/s/	Matthew L. Molero
Name:		Matthew L. Molero
Title:		Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK, as a Bank

By:	/s/	Kathleen J. Bowen
Name:		Kathleen J. Bowen
Title:		Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BOKF, NA dba BANK OF OKLAHOMA,
as a Bank

By:	/s/	Pam P. Schloeder
Name:		Pam P. Schloeder
Title:		Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST, as a Bank

By:	/s/	Parul June
Name:		Parul June
Title:		Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK, as a Bank

By:	/s/	John S. Lesikar
Name:		John S. Lesikar
Title:		Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Bank

By:	/s/	Rick Canonico
Name:		Rick Canonico
Title:		Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT